SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

April 21, 2005

(Date of earliest event report)

WEYERHAEUSER COMPANY

(Exact name of registrant as specified in charter)

Washington	1-4825	91-0470860

(State or other	(Commission	(IRS Employer
jurisdiction of	File Number	Identification
incorporation or	Number)
organization)

Federal Way, Washington 98063-9777

(Address of principal executive offices)
(zip code)

Registrant’s telephone number, including area code:
(253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.1
EXHIBIT 99.2

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C., 20549

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 21, 2005 Weyerhaeuser Company issued a press release announcing its financial results for its first quarter 2005. Following the issuance of the press release, Weyerhaeuser Company held a conference call and live webcast regarding its financial results for its first quarter 2005. A transcript of the conference call is furnished as Exhibit 99.1 to this report. A copy of the web presentation accompanying the conference call is furnished as Exhibit 99.2 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (c) The following items are filed as exhibits to this report:

         Exhibit 99.1 – Conference Call Transcript, dated April 21, 2005

         Exhibit 99.2 – Conference Call Web Presentation, dated April 21, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYERHAEUSER COMPANY

By	/s/ Steven J. Hillyard

Its:	Vice President and
Chief Accounting Officer

Date: April 21, 2005